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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 8, 2001

                              COMERICA INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



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           Delaware                              1-10706                                 38-1998421
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(State or other jurisdiction of         (Commission File Number)                (IRS Employer Identification
Incorporation)                                                                  Number)
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                        Comerica Tower at Detroit Center
                          500 Woodward Avenue, MC 3391
                             Detroit, Michigan 48226
                         ------------------------------
               (Address of principal executive offices) (zip code)

                                 (800) 521-1190
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              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

         The registrant previously reported the registrant's merger of Imperial Bancorp, with and into Comerica Holdings Incorporated, a wholly-owned subsidiary of the registrant, on January 29, 2001 in a transaction accounted for by the pooling of interests method. On April 27, 2001, the registrant filed a Current Report on Form 8-K (the "April 27 8-K"), including Exhibit 99 thereto, containing restated financial statements of the registrant, prepared in accordance with Regulation S-X, reflecting this merger.

         This Current Report on Form 8-K amends the April 27 8-K to provide a Financial Review and Report (Management's Discussion and Analysis of Financial Condition and Results of Operations) with respect to the restated financial statements. The registrant has re-filed Exhibit 99, the restated financial statements, as Exhibit 99.1 to this 8-K amendment, for convenient reference. There are no changes in the restated financial statements.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)               Exhibits.

                  23.1     Consent of Ernst & Young LLP

                  23.2     Consent of KPMG LLP

                  99.1 The following restated audited financial statements of the registrant, prepared in accordance with Regulation S-X to reflect the merger of Imperial Bancorp with and into Comerica Holdings Incorporated, a wholly-owned subsidiary of the registrant: - Consolidated Balance Sheets as of December 31, 2000 and 1999. - Consolidated Statements of Income for each of the years in the three-year period ended December 31, 2000. - Consolidated Statements of Changes in Shareholders' Equity for each of the years in the three-year period ended December 31, 2000. - Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2000. - Notes to the Consolidated Financial Statements. - Report of Independent Auditors (Ernst & Young LLP). - Report of Independent Auditors (KPMG
                           LLP).

                  99.2     Financial Review and Report.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                  COMERICA INCORPORATED

                  By: /s/ Mark W. Yonkman
                      ----------------------------------------------------------
                  Name:   Mark W. Yonkman
                  Title:  First Vice President, Assistant Secretary, and General
                          Counsel - Investment Bank and Corporate Finance

June 8, 2001

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EXHIBIT INDEX

Exhibit No.            Description

         23.1         Consent of Ernst & Young LLP

         23.2         Consent of KPMG LLP

         99.1 The following restated audited financial statements of the registrant, prepared in accordance with Regulation S-X to reflect the merger of Imperial
                      Bancorp with and into Comerica Holdings Incorporated, a wholly-owned subsidiary of the registrant: - Consolidated Balance Sheets as of December 31, 2000 and 1999. - Consolidated Statements of Income for each of the years in the three-year period ended December 31, 2000. - Consolidated Statements of
                      Changes in Shareholders' Equity for each of the years in the three-year period ended December 31, 2000. - Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2000. - Notes to the Consolidated Financial
                      Statements. - Report of Independent Auditors (Ernst & Young LLP). - Report of Independent Auditors (KPMG LLP).

         99.2         Financial Review and Report.